EXHIBIT 10(r)(2)

IMPORTANT NOTE: THIS IS CLAIMS MADE COVERAGE. PLEASE READ THIS
POLICY CAREFULLY.

THIS POLICY, SUBJECT TO THE DECLARATIONS, INSURING AGREEMENTS, TERMS, CONDITIONS, LIMITATIONS AND AMENDMENTS, APPLIES ONLY TO CLAIM OR CLAIMS THAT ARE FIRST MADE AGAINST THE INSURED(S) AND REPORTED TO THE INSURER DURING THE POLICY PERIOD OR DISCOVERY PERIOD (IF APPLICABLE).

THE LIMIT OF LIABILITY AVAILABLE TO PAY JUDGMENTS OR SETTLEMENTS
SHALL BE REDUCED AND MAY BE EXHAUSTED BY AMOUNTS INCURRED FOR
DEFENSE COSTS, CHARGES AND EXPENSES. THE RETENTION(S) APPLY(IES) TO DEFENSE COSTS, CHARGES AND EXPENSES.

ST. PAUL MERCURY
INSURANCE COMPANY
St. Paul, Minnesota 55102
A Capital Stock Company
Herein Called the Insurer


EXCESS DIRECTORS AND OFFICERS LIABILITY AND CORPORATE
INDEMNIFICATION POLICY


DECLARATIONS


Item 1.   Named Insured: The Directors and Officers of
          Richardson Electronics, Ltd.

Item 2.   Address (No., Street, City, State and Zip Code)

          40W267 Keslinger Road
          LaFox, IL 60147

Item 3.   Policy Period

          From 5/31/95 To 05-31-96 (12:01 A.M. Standard Time at the address stated in Item 2.)

Item 4. Limit of Liability $15,000,000. each Policy Period in excess of Item 7(E). The limit of liability available to pay judgments or settlements shall be reduced and may be exhausted by amounts incurred for legal defense costs, charges and expense.

Item 5.   Retentions (Applicable to Section 2(B)(2))

          $1,000,000.    Corporate Indemnification Each Loss
          $   0          Each Insured Each Loss
          $   0          Aggregate All Insureds Each Loss

Item 6.   Premium $ 77,500.

Item 7.   Schedule of Underlying Insurer(s)
          (A)  1.   Underlying Insurer: Federal Insurance Company
               2.   Policy Number: 8125-64-60D
               3.   Policy Period: From: 05-31-95 To: 05-31-96
               4.   Limit of Liability: $15,000,000.
               5.   Retentions:
                    $500,000  Corporate Indemnification Each Loss
                    $  0      Each Insured Each Loss
                    $  0      Aggregate All Insureds Each Loss

          (B)  1.   Underlying Insurer: Not Applicable
               2.   Policy Number:
               3.   Policy Period: From:             To:
               4.   Limit of Liability: $

          (C)  1.   Underlying Insurer: Not Applicable
               2.   Policy Number:
               3.   Policy Period: From:             To:
               4.   Limit of Liability: $

          (D)  1.   Underlying Insurer: Not Applicable
               2.   Policy Number:
               3.   Policy Period: From:             To:
               4.   Limit of Liability: $

          (E)  Total amount of Underlying Limit of Liability
               $15,000,000 and any retentions or deductibles as applicable under the policy(ies) as stated in this
               Item 7.

Item 8. Subject to the Terms, Conditions and Limitations of this policy as hereinafter provided, this policy follows the form of:

     Insurer's Name: Federal Insurance Company
     Policy Number: 8125-64-60D

Item 9.   Forms Attached
     1)   St. Paul Mercury Insurance Company Policy, Form #50408.
     2)   Endorsements one through four.
     3)   St.Paul Mercury Insurance Company Application, Form #
          50264, and its attachments.


James C. Styer
Authorized Representative

July 20, 1995
Countersignature Date

Highland Park, IL
Countersigned At

                              INSURING CLAUSE


In consideration of the payment of the premium, in reliance upon the statements made to the Insurer by application including its attachments, a copy of which is attached to and forms a part of this policy, and any material submitted therewith (which shall be retained on file by the Insurer and be deemed attached hereto), and except as hereinafter otherwise provided or amended, this policy is subject to the same Insuring Agreement(s), Terms, Conditions and Limitations as provided by the policy stated in Item 8 of the Declarations and any amendments thereto, provided:

A.   1.   the Insurer has received prior written notice from the
Insured(s) of any amendments to the policy stated in Item 8 of the Declarations, and

     2. the Insurer has given to the Insured(s) its written consent to any amendments to the policy stated in Item 8 of the Declarations. and

     3.   the Insured has paid any required additional premium.

B. This policy is not subject to the same premium or the amount and Limit of Liability of the policy stated in Item 8 of the Declarations.

                     TERMS, CONDITIONS AND LIMITATIONS

Section 1. UNDERLYING INSURANCE

A. It is a condition precedent to the Insured(s) rights under this policy that the Insured(s) notify the Insurer, as soon as practicable in writing, of a failure to maintain in full force and effect, except as provided for under Section 2(B), and without alteration of any Terms, Conditions, Limit of Liability or Retentions, any of the underlying insurance policies as stated in Item 7 of the Declarations.

B. Failure to maintain, as set forth above, any of the underlying insurance policies as stated in Item 7 of the Declarations, except as provided for under Section 2(B), shall not invalidate this policy, but the liability of the Insurer for loss under this policy shall apply only to the same extent it would have been liable had the underlying insurance policies been maintained as set forth above. In no event shall the Insurer be liable to pay loss under this policy until the total amount of the Underlying Limit of Liability, as stated in Item 7(E) of the Declarations, has been paid solely by reason of the payment of loss.

Section 2. LIMIT OF LIABILITY

A. The Insurer shall only be liable to make payment under this policy after the total amount of the Underlying Limit of Liability as stated in Item 7(E) of the Declarations has been paid solely by reason of the payment of loss.

B. In the event of the reduction or exhaustion of the total amount of the Underlying Limit of Liability as stated in Item 7(E) of the Declarations solely by reason of the payment of loss, this policy shall:

     1. in the event of such reduction pay excess of the reduced amount of the Underlying Limit of Liability but not to exceed the amount stated in Item 4 of the Declarations, or

     2. in the event of exhaustion continue in force provided always that this policy shall only pay the excess over the Retention amount stated in Item 5 of the Declarations as respects each and every loss hereunder, but not to exceed the amount stated in Item 4 of the Declarations.

C.   The Insurers' liability for loss subject to paragraphs (A) and
     (B) above shall be the amount stated in Item 4 of the Declarations which shall be the maximum liability of the Insurer in the Policy Period stated in Item 3 of the Declarations. The Limit of Liability of the Insurer for the Discovery Period, if elected, shall be part of, and not in addition to, the Limit of Liability as stated in Item 4 of the Declarations.

Section 3. LOSS PROVISIONS

The Insured(s) shall as a condition precedent to the right to be indemnified under this policy give to the Insurer notice in writing, as soon as practicable and during the Policy Period or during the Discovery Period, if effective, of any claim made against the Insured(s).

Section 4. NOTICE

Notice hereunder shall be given to St. Paul Mercury Insurance
Company, 385 Washington Street, St. Paul, MN 55102.

Section 5. CANCELLATION

This policy may be cancelled by the Corporation at any time by mailing written notice to the Insurer at the address shown in
Section 4 stating when thereafter such cancellation shall be effective or by surrender of this policy to the Insurer or its authorized agent. This policy may also be cancelled by or on behalf of the Insurer by delivering to the Corporation or by mailing to the Corporation by registered, certified, or other first class mail, at the Corporation's address as shown in Item 2 of the Declarations, written notice stating when, not less than sixty (60) days thereafter, the cancellation shall be effective. The mailing of such notice as aforesaid shall be sufficient proof of notice. The Policy Period terminates at the date and hour specified in such notice, or at the date and time of surrender.

If the period of limitation relating to the giving of notice is prohibited or made void by any law controlling the construction thereof, such period shall be deemed to be amended so as to be equal to the minimum period of limitation permitted by such law.

Section 6. DISCOVERY PERIOD

If the Insurer shall cancel or refuse to renew (refusal to renew is hereafter referred to as non-renewal) this policy, the Corporation or the Insureds shall have the right, upon payment of the additional premium of 75% of the premium hereunder, to an extension of the cover granted by this policy to report any claim or claims in accordance with Section 3, which claim or claims are made against the Insureds during the period of twelve (12) months after the effective date of cancellation or non-renewal, herein called the Discovery Period, but only for any Wrongful Act committed before the effective date of such cancellation or non-renewal and otherwise covered by this policy.

This right shall terminate, however, unless the Corporation or the Insureds provide written notice of such election together with the payment of the additional premium due and this is received by the Insurer at the address shown in Section 4 within ten (10) days after the effective date of cancellation or non-renewal.

Discovery Period wherever used in this policy shall also mean optional extension period or extended reporting period as defined by the policy stated in Item 8 of the Declarations.

The offer by the Insurer of renewal terms, conditions, limits of liability and/or premiums different from those of the expiring policy shall not constitute non-renewal.

The provisions of this Section 6 and the rights granted herein to the Corporation or the Insureds shall not apply to any cancellation resulting from non-payment of premium.

Section 7. NUCLEAR ENERGY LIABILITY EXCLUSION

It is agreed that:

A.   This policy does not apply:

     1. Under any Liability Coverage, to bodily injury or property damage
          a. with respect to which an Insured under this policy is also an Insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an Insured under any such policy but for its termination upon exhaustion of its limit of liability; or

          b. resulting from the hazardous properties of nuclear material and with respect to which (1) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or (2) the Insured is, or had this policy not been issued would be, entitled to indemnity from the United States of America, or an agency thereof, under any agreement entered into by the United States of America, or any agency thereof with any person or organization.

     2. Under any Medical Payments coverage, or under any Supplementary Payments provision relating to first aid, to expenses incurred with respects to bodily injury resulting from the hazardous properties of nuclear material and arising out of the operation of a nuclear facility by any person or organization.

     3. Under any Liability Coverage, to bodily injury or property damage resulting from the hazardous properties of nuclear material, if
          a. the nuclear material (1) is at any nuclear facility owned by, or operated by or on behalf of an Insured or (2) has been discharged or dispersed therefrom;

          b. the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of an Insured, or

          c. the bodily injury or property damage arises out of the furnishing by an Insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility, but if such facility is located within the United States of America, its territories or possessions or Canada, this exclusion (c) applies only to property damage to such nuclear facility and any property thereat.

B.   As used in this exclusion:

     "hazardous properties" include radioactive, toxic or explosive properties;

     "nuclear material" means source material, special nuclear material or by-product material;

     "source material," "special nuclear material," and by-product material have the meanings given them in the Atomic Energy Act of 1954 or in any law amendatory thereof;

     "spent fuel" means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor;

     "waste" means any waste material (1) containing by-product material and (2) resulting from the operation by any person or organization of any nuclear facility included within the definition of nuclear facility under paragraph (1) or (2) thereof;

     "nuclear facility" means
     (1) any nuclear reactor,

     (2)  any equipment or device designed or used for (1)
     separating the isotopes of uranium or plutonium, (2) processing or utilizing spent fuel, or (3) handling, processing or packaging waste,

     (3) any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the Insured and the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235,

     (4) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste,

     and includes the site on which any of the foregoing is located, and operations conducted on such site and all premises used for such operations;

     "nuclear reactor" means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain critical mass of fissionable material, "property damage" includes all forms of radioactive contamination of property.

Section 8. ACTION AGAINST THE INSURER

No action shall lie against the Insurer unless, as a condition precedent thereto, there shall have been full compliance with all of the terms of this policy, nor until the amount of the Corporation's obligation to pay and/or the Insureds' obligation to pay have been finally determined either by judgment against the Insureds after actual trial or by written agreement of the Corporation and/or the Insureds, the claimant and the Insurer.

Any person or organization or the legal representative thereof who has secured such judgment or written agreement shall thereafter be entitled to recover under this policy to the extent of the insurance afforded by this policy. No person or organization shall have any right under this policy to join the Insurer as a party to any action against the Corporation and/or Insureds to determine the Insureds' liability, nor shall the Insurer be impleaded by the Corporation and/or Insureds or their legal representatives. Bankruptcy or insolvency of the Corporation or the Corporation's estate, or bankruptcy or insolvency of the Insureds or the Insureds' estate shall not relieve the Insurer of any of its obligations hereunder.

IN WITNESS WHEREOF, the Insurer designated on the Declarations page has caused this policy to be signed by its President and Secretary and countersigned on the Declarations page by a duly authorized representative of the Insurer.



Secretary                          President

ENDORSEMENT #1



The following spaces preceded by an asterisk (*) need not be completed if this endorsement and the policy have the same inception date.

ATTACHED TO AND FORMING
PART OF POLICY NO.
900DX0134

ILLINOIS AMENDATORY ENDORSEMENT
M1137 Ed. 6-90

In Consideration of the premium charged, it is hereby understood and agreed that:

1. The first paragraph under Section 5. CANCELLATION is hereby deleted in its entirety and substituted with the following:

This policy may be cancelled by the Corporation at any time by mailing written notice to the Insurer at the address shown in
Section 4 stating when thereafter such cancellation shall be effective or by surrender of this policy to the Insurer or its authorized agent. This policy may also be cancelled by or on behalf of the Insurer by mailing to the Corporation, by registered, certified or other first class mail, at the last mailing address known to the Insurer, written notice stating when, not less than sixty (60) days thereafter, the cancellation shall be effective. All such notices shall contain the specific reason(s) for cancellation. If this policy has been in effect for more than sixty (60) days, the cancellation must be for one of the following reasons:

     A.   Nonpayment of premium;
     B. Misrepresentation or fraud made by or with the knowledge of the Corporation or the Insureds in obtaining the policy or in pursuing a claim under the policy;
     C. A violation by any Insured of any of the terms and conditions of the policy;
     D.   A substantial increase in the risk originally assumed;
     E. Loss of reinsurance by the Insurer which provided coverage to the Insurer for a significant amount of the underlying risk insured. Certification of the loss of reinsurance must be given to the Director of Insurance.
     F. A determination by the Director of Insurance that the continuation of the policy would place the Insurer in violation of the insurance laws of the State of Illinois.


     It is further agreed that this policy may be non renewed by or on behalf of the Insurer by mailing written notice to the Corporation, by registered, certified, or other first class mail, at the last mailing address known to the Insurer. All such notices shall contain the specific reason(s) for non renewal. It is further agreed that non renewal of this policy will be effective sixty (60) days after receipt of the Insured of written notice from the Insurer of its desire to non renew this policy, or at the time and date set forth in the notice of non renewal, provided sixty (60) days notice has been given the Corporation prior to said date.

2. It is further understood and agreed that Section 6. DISCOVERY PERIOD is hereby deleted in its entirety and replaced with the following:

     If the Insurer or the Insured(s) shall cancel or refuse to renew (refusal to renew is hereafter referred to as non-renewal) this policy, the Corporation or the Insured(s) shall have the right, upon payment of the additional premium of seventy five percent (75%) of the expiring annual premium hereunder, to report any claim or claims in accordance with
     Section 3, which claim or claims are made against the Insured(s) during the period of twelve (12) months after the effective date of cancellation or non-renewal, herein called the Discovery Period, but only for any Wrongful Act committed before the effective date of such cancellation or non-renewal and otherwise covered by this policy.

     This right shall terminate, however, unless the Corporation or the Insured(s) provide written notice of such election together with the payment of the additional premium due and this is received by the Insurer at the address shown in
     Section 4 within thirty (30) days after the effective date of cancellation or non-renewal.

     The additional premium for the Discovery Period shall be fully earned at the inception of the Discovery Period. The Discovery Period is not cancelable.

Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned policy, other than as above stated.

In Witness Whereof,the Company has caused this endorsement to be
signed by a duly authorized   representative of the Company.

Authorized Representative

ENDORSEMENT #2



The following spaces preceded by an asterisk (*) need not be completed if this endorsement and the policy have the same inception date.

ATTACHED TO AND FORMING
PART OF POLICY NO.
900DX0134

PRIOR AND PENDING LITIGATION EXCLUSION
M1150 Ed. 3-90

In consideration of the premium charged, it is hereby understood and agreed that the Insurer shall not be liable to make any payment for loss in connection with any claim or claims made against the Insured(s) arising from any prior or pending litigation as of 05-31-90, as well as all future claims or litigation based upon the pending or prior litigation or derived from the same or essentially the same facts (actual or alleged) that gave rise to the prior or pending litigation.

Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned policy, other than as above stated.

In Witness Whereof,the Company has caused this endorsement to be
signed by a duly authorized   representative of the Company.

Authorized Representative

ENDORSEMENT #3

The following spaces preceded by an asterisk (*) need not be completed if this endorsement and the policy have the same inception date.

ATTACHED TO AND FORMING
PART OF POLICY NO.
900DX0134


In consideration of the premium charged, it is understood and agreed that the Insurer shall not be liable to make any payment for Loss in connection with any claim or claims made against the Insureds, based upon, arising out of, attributable to or in any way involving the following:

     1. Panache Broadcasting of Pennsylvania, Inc. v. Richardson Electronics, Ltd.; Varian Associates, Inc.; and Varian
          Supply Company (Case No. 90 C 6400.); or

     2.   A contract to supply tubes to the United States
          Government which was completed in 1989 as described in Note K - Litigation on page 23 of the Richardson
          Electronics, Ltd. 1994 Annual Report; or

     3.   Arius, Inc. v. Richardson Electronics, Ltd., Flint
          Cooper, William Alexander, Kevin Dutton (case number CI. 95-202 in the Circuit Court of the Ninth Judicial Circuit in and for Orange County, Florida)


Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned policy, other than as above stated.

In Witness Whereof,the Company has caused this endorsement to be
signed by a duly authorized   representative of the Company.

Authorized Representative

ENDORSEMENT #4

The following spaces preceded by an asterisk (*) need not be completed if this endorsement and the policy have the same inception date.

ATTACHED TO AND FORMING
PART OF POLICY NO.
900DX0134

REPORTED INCIDENTS EXCLUSION
M1117 Ed. 3-90

In consideration of the premium charged, it is hereby understood and agreed that under this policy the Insurer shall not be liable to make any payment for Loss in connection with any claim or claims made against the Insured(s) arising from any circumstances of which notice has been given under any insurance in force prior to the inception date of this policy including any applicable discovery period.


Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned policy, other than as above stated.

In Witness Whereof,the Company has caused this endorsement to be
signed by a duly authorized   representative of the Company.

Authorized Representative

RENEWAL APPLICATION
FOR DIRECTORS AND OFFICERS LIABILITY
AND CORPORATE INDEMNIFICATION

THIS IS A RENEWAL APPLICATION FOR A CLAIMS MADE POLICY

This policy includes provisions that may reduce your limit of liability by defense costs. Defense costs are applied to the retention(s) and loss participation amounts.

1.(a)     Name of Corporation (Organization)

Richardson Electronics, Ltd.

(b)  Address

40W267 Keslinger road, LaFox, IL  60147

(c)  State of Incorporation (or Charter)

Delaware

2.   Amount of insurance desired on renewal
     (Excess of primary $15,000,000)  $15,000,000

3.   Stock (This question does not apply to Non-Profit
Organizations but must be answered for each for-profit subsidiary owned more than 50 percent by a non-profit organization.)

(a)  Total number of common shares outstanding    Class B Common
                                   8,196,386      3,247,159
(b)  Total number of common stockholders  721     45
(c)  Total number of common shares
     owned directly or beneficially by Officers
                                   6,458,215      3,232,422
(d)  Total number of common shares owned
     directly or beneficially by Directors,
     who are not Officers            516,045             247
(e) Attach a list of names and percentages of shareholders owning, directly or beneficially, five percent or more of the common shares or other class of stock.

4. Attach a list of all subsidiary corporations that are more than 50 percent owned for which coverage is requested and designate the percentage of ownership, nature of operations, date acquired or created and the Directors and Officers of each.

5. Unless such information is contained in the latest Annual Report of the Corporation, attach a list of (a) the names of all directors of the parent Corporation and (b) the names and official titles of all Officers of the parent Corporation.

6.   (a)  Does the corporation have under consideration at
          the present time or do they contemplate any
          acquisitions, tender offers or mergers?
          If yes, attach full details.            NO

     (b) Have there been any offers (including tender offers) or negotiations to offer to purchase five percent or more of any class of voting stock of the corporation in the past three years or are any such offers expected in the future?
          If yes, attach full details.            NO

7. Has the corporation or any subsidiary filed or contemplated filing any new public offering of securities either pursuant to the Securities Act of 1933 or exempt from registration under regulation A within the past 12 months or within the next 12 months?
     If yes, attach a statement of full details including
     the prospectus.                              YES

8.   Attached and made a part of this application by reference are:

     (a)  Copy of last Annual Report and latest interim report.
     (b) Copy of Provisions of the Charter or By-Laws drafted within the last year covering any measures which may be deemed to be "anti-takeover" in matter. If not applicable, so state. NA
     (c) Copy of Notice to Stockholders and the Proxy Statement for either the last or next Annual Meeting.

     (d)  Copy of Form 10-K for latest fiscal year and latest 10-Q.
     (e) Copy of any article about the corporation which appeared in a business news publication within the past six months as well as a schedule of interviews granted to news media.
     (f) Copy of form 8K Reports and 13D filed within the last 12 months.
     (g)  Copy of most recent Schedule of Insurance.
     (h) Operational brochures (not application if 10-K available).

9. It is agreed that this renewal application is a supplement to the applications previously submitted to the Insurer in conjunction with the underwriting and issuance of insurance policies for which this policy is a renewal or replacement or otherwise succeeds in time, and those applications together with this application shall constitute the complete application which shall be the basis of any quotation which may be made.

10. The undersigned authorized Officer of the Corporation (or Organization) declares, after inquiry, that the statements set forth herein are true. The undersigned authorized Officer agrees that if the information supplied on this application changes between the date of this application and the effective date of the insurance, the undersigned will immediately notify the Insurer of such changes, and that the Insurer may withdraw or modify any outstanding quotations and/or authorization or agreement to bind the insurance.

     Although the signing of this Application does not bind the undersigned on behalf of the Corporation (or Organization), to effect this insurance, the undersigned on behalf of the Corporation (or Organization), agrees that this form and the said statements shall be the basis of any insurance contract or agreement which may be made. The Insurer is hereby authorized to make any investigation and inquiry in connection with this application.

KENTUCKY FRAUD WARNING: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals for the purpose of misleading information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

NEW YORK FRAUD WARNING: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information, or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime, and shall also be subject to a civil penalty not to exceed five thousand dollars and the stated value of the claim for each such violation.

OHIO FRAUD WARNING: Any person, who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

OKLAHOMA FRAUD WARNING: Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.

PENNSYLVANIA FRAUD WARNING: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

Any indication or offer to provide coverage may include terms and conditions which are materially different from expiring coverage. The company shall not be obligated to provide terms in accordance with requested coverage and terms and conditions may be offered which are materially different from those requested.

If an order is received, the application will be attached to and form part of the policy.

Broker or Agent
Mesirow Insurance Services. Inc.

City, State
Highland Park, IL

Date Submitted
05/10/95

Signed: Edward J. Richardson
Title:  Chairman & President

Corporation (or Organization)
Richardson Electronics, Ltd.

Date:  May 15, 1995